EXHIBIT 10.2


                                  INDENTURE

                            PRESIDENT CASINOS, INC.

                                     AND

                     PRESIDENT RIVERBOAT CASINO-IOWA, INC.
                   PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.
                THE PRESIDENT RIVERBOAT CASINO-MISSISSIPPI, INC.
                              TCG/BLACKHAWK, INC.
                             P.R.C.-LOUISIANA, INC.
                   PRESIDENT RIVERBOAT CASINO-NEW YORK, INC.
                        PRESIDENT CASINO NEW YORKER, INC.
                            PRC HOLDINGS CORPORATION
                              PRC MANAGEMENT, INC.
                                PRCX CORPORATION
                 PRESIDENT RIVERBOAT CASINO-PHILADELPHIA, INC.
                                VEGAS VEGAS, INC.
                            THE CONNELLY GROUP, L.P.,

                         as Joint and Several Obligors

                                  $25,000,000

                                   12% Notes

                             due September 15, 2001


                       U.S. TRUST COMPANY OF TEXAS, N.A.

                     -------------------------------------

                                   Trustee

                         Dated as of December 3, 1998


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                               TABLE OF CONTENTS

                                   ARTICLE 1
                         DEFINITIONS AND INCORPORATION
                                BY REFERENCE

Section 1.01.    Definitions.................................................1
Section 1.02.    Other Definitions..........................................12
Section 1.03.    Incorporation by Reference of Trust Indenture Act..........13
Section 1.04.    Rules of Construction......................................13

                                   ARTICLE 2
                                THE SECURITIES

Section 2.01.    Form and Dating............................................14
Section 2.02.    Execution and Authentication...............................14
Section 2.03.    Registrar and Paying Agent.................................15
Section 2.04.    Paying Agent to Hold Money in Trust........................16
Section 2.05.    Securityholder Lists.......................................16
Section 2.06.    Transfer and Exchange......................................16
Section 2.07.    Replacement Securities.....................................21
Section 2.08.    Outstanding Securities.....................................22
Section 2.09.    Treasury Securities........................................22
Section 2.10.    Temporary Securities.......................................22
Section 2.11.    Cancellation...............................................23
Section 2.12.    Defaulted Interest.........................................23

                                   ARTICLE 3
                                   REDEMPTION

Section 3.01.    Notices to Trustee.........................................23
Section 3.02.    Selection of Securities to Be Redeemed.....................24
Section 3.03.    Notice of Redemption.......................................24
Section 3.04.    Effect of Notice of Redemption.............................25
Section 3.05.    Deposit of Redemption Price................................25
Section 3.06.    Securities Redeemed in Part................................26
Section 3.07.    Optional Redemption........................................26
Section 3.08.    Mandatory Redemption.......................................26
Section 3.09.    Offer to Redeem by Application of Net Proceeds.............26

                                   ARTICLE 4
                                   COVENANTS

Section 4.01.    Payment of Securities......................................27
Section 4.02.    Maintenance of Office or Agency............................27
Section 4.03.    SEC Reports................................................28
Section 4.04.    Compliance Certificate.....................................29
Section 4.05.    Taxes......................................................29
Section 4.06.    Stay, Extension and Usury Laws.............................30
Section 4.07.    Limitation on Restricted Payments..........................30


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Section 4.08.    Limitation on Dividend and Other Payment Restrictions
                   Affecting Restricted Subsidiaries........................32
Section 4.09.    Limitation on Incurrence of Indebtedness and Issuance of
                   Disqualified Stock.......................................32
Section 4.10.    Sale of Assets.............................................34
Section 4.11.    Limitation on Transactions With Affiliates.................35
Section 4.12.    Limitation on Liens........................................36
Section 4.13.    Corporate Existence........................................37
Section 4.14.    Liquidation................................................38
Section 4.15.    Change of Control..........................................38
Section 4.16.    Notice By Company..........................................40

                                   ARTICLE 5
                                   SUCCESSORS

Section 5.01.    When the Company May Merge, etc............................40
Section 5.02.    Successor Corporation Substituted..........................41

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.    Events of Default..........................................41
Section 6.02.    Acceleration...............................................44
Section 6.03.    Other Remedies.............................................44
Section 6.04.    Waiver of Past Defaults....................................45
Section 6.05.    Control by Majority........................................45
Section 6.06.    Limitation on Suits........................................45
Section 6.07.    Rights of Holders to Receive Payment.......................46
Section 6.08.    Collection Suit by Trustee.................................46
Section 6.09.    Trustee May File Proofs of Claim...........................46
Section 6.10.    Priorities.................................................47
Section 6.11.    Undertaking for Costs......................................47

                                   ARTICLE 7
                                    TRUSTEE

Section 7.01.    Duties of Trustee..........................................47
Section 7.02.    Rights of Trustee..........................................48
Section 7.03.    Individual Rights of Trustee...............................49
Section 7.04.    Trustee's Disclaimer.......................................49
Section 7.05.    Notice of Defaults.........................................49
Section 7.06.    Notice By Trustee..........................................50
Section 7.07.    Compensation and Indemnity.................................50
Section 7.08.    Replacement of Trustee.....................................51
Section 7.09.    Successor Trustee by Merger, etc...........................52
Section 7.10.    Eligibility; Disqualification..............................52

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                                   ARTICLE 8
                             DISCHARGE OF INDENTURE

Section 8.01.    Termination of Company's and Subsidiary Guarantors'
                   Obligations..............................................52
Section 8.02.    Application of Trust Money.................................53
Section 8.03.    Repayment to Company.......................................54
Section 8.04.    Reinstatement..............................................54

                                   ARTICLE 9
                                   AMENDMENTS

Section 9.01.    Without Consent of Holders.................................54
Section 9.02.    With Consent of Holders....................................55
Section 9.03.    Compliance with Trust Indenture Act........................56
Section 9.04.    Revocation and Effect of Consents..........................56
Section 9.05.    Notation on or Exchange of Securities......................56
Section 9.06.    Trustee to Sign Amendments, etc............................56

                                   ARTICLE 10
                            COLLATERAL AND SECURITY

Section 10.01.   Agreement to Secure Securities.............................57
Section 10.02.   Recording and Opinions.....................................58
Section 10.03.   Release of Collateral......................................58

                                   ARTICLE 11
                              SUBSIDIARY GUARANTEE

Section 11.01.   Subsidiary Guarantee.......................................58
Section 11.02.   Additional Subsidiary Guarantees...........................60
Section 11.03.   Execution and Delivery of Subsidiary Guarantee.............61
Section 11.04.   Subsidiary Guarantors May Consolidate, etc., on Certain
                   Terms....................................................61
Section 11.05.   Releases Following Sale of Assets..........................62
Section 11.06.   "Trustee" to Include Paying Agent..........................63

                                   ARTICLE 12
                                  MISCELLANEOUS

Section 12.01.   Trust Indenture Act Controls...............................63
Section 12.02.   Notices....................................................63
Section 12.03.   Communication by Holders with Other Holders................64
Section 12.04.   Certificate and Opinion as to Conditions Precedent.........64
Section 12.05.   Statements Required in Certificate or Opinion..............65
Section 12.06.   Rules by Trustee and Agents................................65
Section 12.07.   Legal Holidays.............................................65
Section 12.08.   No Recourse Against Others.................................65
Section 12.09.   Duplicate Originals........................................65
Section 12.10.   Governing Law..............................................65
Section 12.11.   No Adverse Interpretation of Other Agreements..............66

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Section 12.12.   Successors.................................................66
Section 12.13.   Severability...............................................66
Section 12.14.   Counterpart Originals......................................66
Section 12.15.   Table of Contents, Headings, etc...........................66

Exhibits

A   Form of Note
B   Form of Subsidiary Guarantee
C   Form of Certificate to be Delivered Upon Exchange or Registration of
      Transfer of Securities

  INDENTURE dated as of December 3,1998, among President Casinos, Inc., a Delaware corporation (the "Company"), President Riverboat Casino-Iowa, Inc., President Riverboat Casino-Missouri, Inc., The President Riverboat Casino-Mississippi, Inc., TCG/Blackhawk, Inc., P.R.C.-Louisiana, Inc., President Riverboat Casino-New York, Inc., President Casino New Yorker, Inc., PRC Holdings Corporation, PRC Management, Inc., PRCX Corporation, President Riverboat Casino-Philadelphia, Inc., Vegas, Vegas, Inc. and The Connelly Group, L.P., (each a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors"), and U.S. Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, as trustee (the "Trustee").

  The Company and each Subsidiary Guarantor, jointly and severally, and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 12% Notes due September 15, 2001 (the "Notes" and/or the "Securities"):

                                   ARTICLE 1
                        DEFINITIONS AND INCORPORATION
                                 BY REFERENCE

Section 1.01.  Definitions.

  "Acquired Debt" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person.

  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

  "Agent" means any Registrar, Paying Agent or co-registrar.

  "Board of Directors" means the Board of Directors of the Company or the Subsidiary Guarantors, as the case may be, or any authorized committee of the Board of Directors.

  "Business Day" means any day other than a Legal Holiday.

  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that


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
would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

  "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, partnership and limited liability company interests.

  "Cash Equivalents" means (a) United States dollars, (b) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than 12 months from the date of acquisition, (c) money market funds, certificates of deposit and eurodollar time deposits with maturities of 12 months or less from the date of acquisition, bankers' acceptances with maturities not exceeding 12 months and overnight bank deposits, in each case with any lender party to a credit facility with the Company or any Restricted Subsidiary or with any domestic commercial bank having capital and surplus in excess of $500 million,
(d) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clauses (b) and (c) entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) commercial paper rated A-1 or the equivalent thereof by Moody's Investors Service, Inc. or Standard & Poor's Corporation and in each case maturing within 270 days after the date of acquisition, and (f) short-term loan participations offered through financial institutions meeting the qualifications set forth in clause (c) in which the borrower has a short-term commercial paper rating specified in clause (e).

 "Company" means the party named as such in this Indenture, unless and until replaced by a successor in accordance with Article 5 hereof and thereafter means such successor.

  "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (a) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale (to the extent such losses were deducted in computing Consolidated Net Income), plus (b) provision for taxes based on income or profits to the extent such provision for taxes was included in computing Consolidated Net Income, plus (c) consolidated interest expense of such Person for such period, whether paid or accrued (including amortization of original issue discount, non-cash interest payments and the interest component of Capital Lease Obligations), to the extent such expense was deducted in computing Consolidated Net Income, plus (d) depreciation, amortization (including amortization of goodwill and other intangibles) and other non-cash charges (excluding any such non-cash charge that requires an accrual of or reserve for cash charges for any future period) of such Person for such period to the extent such depreciation, amortization and other non-cash charges were deducted in computing Consolidated Net Income, in each case, on a consolidated basis and determined in accordance with GAAP.

  "Consolidated Fixed Charge Coverage Ratio" means, with respect to the Company and its Subsidiaries for any period, the ratio of the Consolidated Cash Flow of the Company and its Subsidiaries for such period to the Fixed

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
Charges of the Company and its Subsidiaries for such period, calculated on a consolidated basis in accordance with GAAP. If the Company or any of its Subsidiaries incurs, assumes, guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Consolidated Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Consolidated Fixed Charge Coverage Ratio is made, then the Consolidated Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter period.

  "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, that (a) the Net Income of any Person (whether or not a Subsidiary) that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent Person or a Restricted Subsidiary, (b) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (c) the cumulative effect of a change in accounting principles shall be excluded. Solely for purposes of calculating the Consolidated Fixed Charge Coverage Ratio, "Consolidated Net Income" means, with respect to the Company and its Subsidiaries for any period, the aggregate of the Net Income of the Company and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, that (a) the Net Income of any Person that is not a Subsidiary shall be included only to the extent of the amount of dividends or distributions paid to the Company or a Restricted Subsidiary thereof, (b) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (c) the cumulative effect of a change in accounting principles shall be excluded.

  "Consolidated Net Worth" means, with respect to any Person, the sum of (a) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries plus (b) the respective amounts reported on such Person's most recent balance sheet with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to September 23, 1993, in the book value of any asset owned by such Person or a consolidated Restricted Subsidiary of such Person, (y) all investments in Unrestricted Subsidiaries and in Persons that are not Subsidiaries (except, in each case, Permitted Investments), and (z) all unamortized debt discount and expense and unamortized deferred charges, all of the foregoing determined in accordance with GAAP.

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
  "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (a) was a member of such Board of Directors on the date of this Indenture or (b) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

  "Contributions" means any loans, cash advances, capital contributions, investments or other transfers of assets by the Company or any of its Subsidiaries to any Affiliate of the Company or its Subsidiaries, but not including: (a) sales of assets on terms that are not less favorable to the Company or the relevant Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Subsidiary from an unrelated Person, (b) any Contribution from the Company or any Subsidiary Guarantor to the Company or any other Subsidiary Guarantor, or (c) advances made to employees of the Company or its Subsidiaries in the ordinary course of business in connection with their employment.

  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is originally dated, located at 114 West 47th Street, New York, New York 10036-1532, Attention: Corporate Trust Administration.

  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

  "Definitive Securities" means Securities that are in the form of Note attached hereto as Exhibit A, that does not include the information called for by footnotes 1 and 2 thereof.

  "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to, September 15, 2001.

  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.



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
  "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on August 26, 1994, until such amounts are repaid.

  "Existing Productive Assets" means The President Riverboat Casino and President Casino Mississippi.

  "Financing Debt" means: (i) Indebtedness for borrowed money; (ii) Indebtedness evidenced by notes or other instruments; (iii) Indebtedness in respect of Capitalized Leases; (iv) Indebtedness for the deferred purchase price of property; and (v) Indebtedness in respect of capital stock (or other equity) with mandatory redemption, repurchase or dividend rights.

  "Fixed Charges" means, with respect to any Person for any period, the sum of
(a) consolidated interest expense of such Person for such period, whether paid or accrued, to the extent such expense was deducted in computing Consolidated Net Income (including amortization of original issue discount, non-cash interest payments, the interest component of capital leases and net payments, if any, pursuant to Hedging Obligations but excluding amortization of deferred financing fees) and (b) the product of (i) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Subsidiary) on any series of preferred stock of such Person, times (ii) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

  "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of the Consolidated Cash Flow of such Person for such period to the Fixed Charges of such Person for such period. If the Company or any of its Restricted Subsidiaries incurs, assumes, guarantees or redeems any Indebtedness (other than revolving credit borrowings) or issues preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the event for which the calculation of the Fixed Charge Coverage Ratio is made, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or redemption of Indebtedness, or such issuance or redemption of preferred stock, as if the same had occurred at the beginning of the applicable four-quarter period.

  "GAAP" means, as of any date, generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

  "Gaming Authority" means the Iowa Racing and Gaming Commission, the Mississippi Gaming Commission, the Missouri Gaming Commission or any agency of any state, county, city or other political subdivision that has, or may at any time after the date of this Indenture may have, jurisdiction over all or any


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
portion of the Company or any of its Subsidiaries or any successor to such authority.

  "Gaming Laws" means the gaming laws of a jurisdiction or jurisdictions to which the Company, any Subsidiary or any Gaming Venture is, or may at any time after the date of this Indenture be subject.

  "Gaming License" means every license, franchise or other authorization on the date of this Indenture or thereafter required to own, lease, operate or otherwise conduct gaming operations at or on The President Riverboat Casino, The Admiral or any other Gaming Venture or gaming activities of the Company or any Subsidiary.

  "Gaming Venture" means any corporation, partnership, joint venture or limited liability company engaged primarily in gaming operations or the management thereof, in which the Company or any Restricted Subsidiary has a direct (but not indirect) equity or participation interest, whether through the record or beneficial ownership of Capital Stock, partnership interests, membership interests or other participation rights, provided that the equity or participation interest owned by the Company or such Restricted Subsidiary shall constitute at least a 20%, and not more than a 95.1%, interest in the outstanding equity interests of such corporation, partnership, joint venture or limited liability company and, further provided, that the Company or Restricted Subsidiary, as the case may be, must exercise substantial management responsibility and authority over the gaming or management operations conducted by such corporation, partnership, joint venture, or limited liability company and further provided, that neither the Principal nor his Related Parties shall have any interest in such corporation, partnership, joint venture or limited liability company at any time during which (i) such Principal (or Related Party) is a director of, or employed in an executive capacity by, the Company or any Subsidiary, or (ii) such Principal (or Related Party) is the beneficial owner, directly or indirectly, of more than 5 % of the voting power of the voting stock of the Company, other than pursuant to agreements between the Company and the Principal in effect on the date of this Indenture, in each case for such entity to constitute a Gaming Venture.

  "Global Note" means a Security that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Note attached hereto as Exhibit A.

  "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

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
  "Holder" or "Securityholder" means a Person in whose name a Security is registered.

  "Indebtedness" means with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof or representing the balance deferred and unpaid of the purchase price of any property (including Capital Lease Obligations) or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or a trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, (a) the Guarantee of items that would be included within this definition, and (b) liability for items that would arise by operation of a Person's status as a general partner of a partnership.

  "Indenture" means this Indenture as amended or supplemented from time to time.

  "Investments" means, with respect to any Person, all investments (whether of cash or property) by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

  "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions), and excluding any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

  "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Asset Sale, net of the direct costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation

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
expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets.

  "New Project" means a project to commence or conduct gaming by any Gaming Venture.

  "New Project Debt" means, with respect to any New Project, Indebtedness of a Gaming Venture incurred to develop, construct, acquire, open or operate such New Project and any refinancing thereof.

  "New Project Guarantee" means a Guarantee of New Project Debt by the Company or any Restricted Subsidiary provided that such New Project Guarantee is contractually subordinated in right of payment to the Securities and the Subsidiary Guarantees at least to the same extent as the Existing Subordinated Notes are contractually subordinated to the Securities on the date hereof.

  "Non-Recourse Debt" means Indebtedness or that portion of Indebtedness (a) as to which neither the Company nor any of its Subsidiaries (other than a Non-Recourse Subsidiary) (i) provide credit support (including any undertaking, agreement or instrument that would constitute Indebtedness), (ii) is directly or indirectly liable, or (iii) constitute the lender; and (b) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against a Non-Recourse Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Subsidiaries (other than a Non-Recourse Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; except in each case of
(a) and (b) above, pursuant to a New Project Guarantee that is permitted to be incurred pursuant to the terms of this Indenture.

  "Non-Recourse Subsidiary" means a Person that (a) has not acquired any assets (other than as specifically permitted by the terms of (i) the 1994 Indenture or (ii) this Indenture, including the covenant entitled "Restricted Payments" and the definition of "Permitted Investments") from the Company or any Subsidiary; (b) only owns properties acquired after August 26, 1994; and
(c) has no Indebtedness other than Non-Recourse Debt.

  "Notes" means the Notes described above and issued under this Indenture.

  "Obligations" means any principal, interest (including Post-Petition Interest), penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

  "Officer" means the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice-President of the Company or any Subsidiary Guarantor, as the case may be.

  "Officers' Certificate" means a certificate signed by two Officers, one of whom must be the principal executive officer, principal operating officer, principal financial offer or principal accounting officer of the Company.

  "Opinion of Counsel" means an opinion in form and substance and from legal counsel who is reasonably acceptable to the Trustee.

  "Permitted Investments" means (a) any Investments in the Company or in a Restricted Subsidiary; (b) any Investments in Cash Equivalents; (c) Investments by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of the Company and a Subsidiary Guarantor or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company that is a Subsidiary Guarantor; (d) Investments by the Company or a Restricted Subsidiary in Gaming Ventures; and
(e) other Investments that do not exceed, in the aggregate, $5,000,000 at any time outstanding; provided, however, the term "Permitted Investment" shall not include any Investment in a Gaming Venture by the Company or a Restricted Subsidiary of an Existing Productive Asset or the Net Proceeds from the sale or other disposition of an Existing Productive Asset unless (x) on a pro forma basis after giving effect to such Investment, sale or disposition (as well as to the designation of any Subsidiary as a Restricted Subsidiary concurrently therewith) the Company would have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof (assuming for purposes of this definition that the ratio set forth therein were 3 to 1 and (y) as soon as practicable but in no event later than 90 days after the cessation of operations of an Existing Productive Asset as part of the Company or a Restricted Subsidiary the Company or Restricted Subsidiary replaces, or causes to be replaced, such Existing Productive Asset with gaming facilities held directly by the Company or a Restricted Subsidiary ("Replacement Gaming Facilities") that (1) in the case of an Investment, sale or disposition of The President Riverboat Casino, have an appraised value of at least $20.0 million, and (2), in the case of an Investment, sale or disposition of President Casino Mississippi have an appraised liquidation value as established by an appraisal firm of recognized national stature in the gaming or maritime industry of at least 80% of the appraised liquidation value of the Existing Productive Asset being replaced and that, in either case in the good faith belief of the Board of Directors of the Company as manifested by a resolution of the Board of Directors, are reasonably expected to generate Consolidated Cash Flow over the next succeeding four fiscal quarters equal to or greater than the Consolidated Cash Flow generated by such Existing Productive Asset over the prior four fiscal quarters; and further, provided, that the term "Permitted Investment" shall not include an investment in a Gaming Venture by the Company or a Restricted Subsidiary of The Admiral or the Net Proceeds from the sale or other disposition of The Admiral until both (aa) The Admiral has been in operation for a period of at least 3 years and (bb) the conditions set forth in clause
(x) and clause (y) (2) above (treating The Admiral for this purpose as an Existing Productive Asset) are satisfied. Replacement Gaming Facilities shall be treated for all purposes as Existing Productive Assets hereunder, except that after initial replacement of Existing Productive Assets, subsequent Replacement Gaming Facilities must for purposes of clause (y) of the preceding sentence have an appraised liquidation value equal to at least 100% of the Existing Productive Assets being replaced.

  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

  "Post-Petition Interest" means interest accruing after the commencement of any bankruptcy or insolvency case or proceeding with respect to the Company or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, at the rate applicable to such Indebtedness, whether or not such interest is an allowable claim in any such proceeding.

  "Principal" of a debt security means the principal of the security plus the premium, if any, on the security.

  "Principal" of the Company means John E. Connelly.

  "Related Party" means, with respect to any Principal, (a) any controlling stockholder, 80% (or more) owned Subsidiary, or spouse or immediate family member (in the case of an individual) of such Principal or (b) or trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% (or more) controlling interest of which consist of such Principal and/or such other Persons referred to in the immediately preceding clause (a).

  "Responsible Officer" when used with respect to the Trustee means any officer in its Corporate Trust Department, or any other assistant officer of the Trustee in its Corporate Trust Administration customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

  "Restricted Investment" means an Investment other than a Permitted
Investment.

  "Restricted Securities" means Securities that were acquired by the Holder thereof other than pursuant to an effective registration statement under the Securities Act of 1933, as amended, or Rule 144 (or any successor rule) thereunder.

  "Restricted Subsidiary" means each of the Subsidiaries that is a Subsidiary Guarantor and that has not been designated an Unrestricted Subsidiary.

  "SEC" means the Securities and Exchange Commission.

  "Securities" means, collectively, the Notes issued pursuant to this Indenture.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

  "Significant Subsidiary" means any Subsidiary which would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

  "Subsidiary" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

  "Subsidiary Guarantee" means, individually and collectively, the Guarantees now or hereafter given by the Subsidiary Guarantors pursuant to Article 11 hereof, including for such Subsidiary Guarantors as of the date hereof a notation on the Securities substantially in the form attached hereto as Exhibit B.

  "Subsidiary Guarantors" means each of (a) President Riverboat Casino - Iowa, Inc., President Riverboat Casino - Missouri, Inc., President Riverboat Casino
- Mississippi, Inc., TCG/Blackhawk, Inc., P.R.C. - Louisiana, President Riverboat Casino - New York, Inc., President Casino New Yorker, Inc., PRC Holdings Corporation, PRC Management, Inc., PRCX Corporation, President
Riverboat Casino   Philadelphia, Inc., Vegas Vegas, Inc., and The Connelly
Group, L.P., and (b) any other subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns.

  "TCG Intercompany Notes" means the intercompany promissory notes outstanding from time to time issued by The Connelly Group, L.P. to PRC Holdings Corporation.

  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of this Indenture.

  "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 2.06 hereof.

  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

  "Unrestricted Subsidiary" means (a) any Subsidiary of the Company (i) that, at the time of determination, shall be an Unrestricted Subsidiary (as designated by the Board of Directors of the Company, as provided below), (ii) that shall be engaged in the same businesses as may be conducted from time to time by the Company and its Restricted Subsidiaries from time to time from the date of this Indenture, and (iii) all of the Indebtedness of which shall be non-recourse to the Company and its Subsidiaries other than its Unrestricted Subsidiaries and (b) any Subsidiary of an Unrestricted Subsidiary; provided, that notwithstanding clause (a)(iii) above, the Company or any Subsidiary of the Company may guarantee, endorse, agree to provide funds for the payment or maintenance of, or otherwise become directly or indirectly liable with respect to, Indebtedness of an Unrestricted Subsidiary but only to the extent that the Company or such Subsidiary could make an investment in such Unrestricted Subsidiary pursuant to Section 4.07 hereof and any such guarantee, endorsement or agreement shall be deemed an incurrence of Indebtedness by the Company for purposes of Section 4.09 hereof. The Board of Directors may designate any newly acquired or newly formed Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Company that is not an Unrestricted Subsidiary (other than a subsidiary of the type referred to in clause (b) above). Any such designation by the Board of Directors of the Company shall be evidenced by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Company giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

  "U.S. Government Obligations" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged.

  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

  "1994 Indenture" means that Indenture between the Company, its then subsidiaries who were guarantors and the United States Trust Company of New York, as trustee and dated as of August 26, 1994.

Section 1.02.  Other Definitions.
                                                 Defined in
            Term                                 Section
            ----                                 -------
            "Affiliate Transaction"               4.11
            "Asset Sale"                          4.10(a)
            "Asset Sale Offer"                    3.09
            "Bankruptcy Law"                      6.01

            "Change of Control"                   4.15
            "Change of Control Date"              4.15
            "Change of Control Payment Date"      4.15
            "Collateral Documents"                10.01
            "Creditor"                            10.01
            "Custodian"                           6.01
            "DTC"                                 2.03
            "Event of Default"                    6.01
            "Excess Proceeds"                     4.10
            "Legal Holiday"                       12.07
            "Paying Agent"                        2.03
            "Refinancing Indebtedness"            4.09
            "Registrar"                           2.03
            "Restricted Payments"                 4.07

Section 1.03.  Incorporation by Reference of Trust Indenture Act.

  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

  "indenture securities" means the Securities and the Subsidiary Guarantees;

  "indenture security holder" means a Securityholder;

  "indenture trustee" or "institutional trustee" means the Trustee;

  "obligor" on the Securities means the Company or any successor obligor or any Subsidiary Guarantor upon the Securities.

  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04.  Rules of Construction.

  Unless the context otherwise requires:

  (a)  a term has the meaning assigned to it;


  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

  (c) references to GAAP, as of any date, shall mean GAAP in effect in the United States as of such date;

  (d)  "or" is not exclusive,

  (e) words in the singular include the plural, and in the plural include the singular; and

  (f)  provisions apply to successive events and transactions.

                                   ARTICLE 2
                                 THE SECURITIES

Section 2.01.  Form and Dating.

  The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. The Securities are limited in aggregate principal amount to $25 million. The Subsidiary Guarantees shall be substantially in the form of Exhibit B hereto, the terms of which are incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof. After the Securities have ceased to be Restricted Securities, the Company shall from time to time prepare and deliver to the Trustee printed and engraved forms of note certificates in quantities specified by the Trustee.

  The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, and the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, and the Holders by accepting the Securities, expressly agree to such terms and provisions and to be bound thereby. In case of a conflict, the provisions of this Indenture shall control.

  Certain of the Notes may be issued in global form, substantially in the form of Exhibit A attached hereto (including footnotes 1 and 2 thereto). The remainder of the Notes will be issued in definitive form as Definitive Securities, substantially in the form of Exhibit A attached hereto (not including footnotes 1 and 2 thereto.) Each Global Note shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by
Section 2.06 hereof.

Section 2.02.  Execution and Authentication.

  Two Officers of the Company shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

  If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated by the Trustee, the Security shall nevertheless be valid.

  A Security shall not be valid until authenticated by the authorized manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

  The Trustee shall from time to time, upon a written order of the Company signed by two Officers of the Company, authenticate Securities for original issue up to an aggregate principal amount stated in paragraph 4 of the Securities. The aggregate principal amount of Securities outstanding at any time may not exceed the amount set forth herein (except as provided in Section
2.07 hereof). Such order shall specify the amount of the Notes to be authenticated and the date upon which the original issue thereof is to be authenticated.

  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

Section 2.03.  Registrar and Paying Agent.

  The Company shall maintain (i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar, and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Securityholder. The Company shall notify the Trustee, and the Trustee shall notify the Securityholders, of the name and address of any Agent not a party to this Indenture. The Company or any of its Subsidiaries may act as Paying Agent or Registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with Section 7.07 hereof.

  The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

  The Company initially appoints the Trustee to act as Securities Custodian with respect to the Global Notes.

  The Company initially appoints Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities. The Trustee shall act as Registrar and Paying Agent until such time as the Company gives the Trustee written notice to the contrary.

Section 2.04.  Paying Agent to Hold Money in Trust.

  Prior to each due date of the principal or interest on any Security, the Company shall deposit with the Paying Agent sufficient funds to pay principal, premium, if any, and interest then so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company or any Subsidiary Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. If the Company or any Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust and for the benefit of the Securityholders all money held by it as Paying Agent. The Company shall notify the Trustee in writing at least 5 days before the next due date of the name and address of the Paying Agent if a person other than the Trustee is named Paying Agent at any time or from time to time.

Section 2.05.  Securityholder Lists.

  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least 7 Business Days before each interest payment date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06.  Transfer and Exchange.

  (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar with the request:

    (x)  to register the transfer of the Definitive Securities, or

    (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for register of transfer or exchange:

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
    (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

    (ii) in the case of Transfer Restricted Securities that are Definitive Securities, shall be accompanied by the following additional information and documents, as applicable:

      (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit C hereto); or

      (B) if such Transfer Restricted Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto); or

      (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto) and an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

  (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Note. A Definitive Security may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

    (i) if such Definitive Security is a Transfer Restricted Security, certification, substantially in the form of Exhibit C hereto, that such Definitive Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act; and

    (ii) whether or not such Definitive Security is a Transfer Restricted Security, written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Securities represented by the Global Note, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Global Note to be increased accordingly. If no Global Notes are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Note in the appropriate principal amount.

  (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor.

  (d) Transfer of a Beneficial Interest in a Global Note for a Definitive Security.

    (i) Any Person having a beneficial interest in a Global Note may upon written request exchange such beneficial interest for a Definitive Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Note and upon receipt by the Trustee of a written order or such other forms of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest in a Transfer Restricted Security only, the following additional information and documents (all of which may be submitted by facsimile):

      (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit C hereto); or

      (B) if such beneficial interest is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act,. a certification to- that effect from the transferor (in substantially the form of Exhibit C hereto); or

      (C) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit C hereto) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, then the Trustee or the Securities Custodian, at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of the Global Note to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Trustee will authenticate and deliver to the transferee a Definitive Security.

    (ii) Definitive Securities issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.06(d) shall be registered in such

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
names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Definitive Securities to the persons in whose names such Securities are so registered.

  (e) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

  (f) Authentication of Definitive Securities in Absence of Depository. If at any time:

      (i) the Depository for the Securities notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

      (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture, then the Company will execute, and the Trustee, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Securities, will authenticate and deliver Definitive Securities, in an aggregate principal amount equal to the principal amount of the Global Notes, in exchange for such Global Notes.

  (g)  Legends.

    (i) Except as permitted by the following paragraph (ii), each Security certificate evidencing the Global Notes and the Definitive Securities (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACTS") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

    THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A

PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A), (1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S OR THE REGISTRAR'S (AS APPLICABLE) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

    (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144A under the Act or an effective registration statement under the Act:

      (A) in the case of any Transfer Restricted Security that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

      (B) any such Transfer Restricted Security represented by a Global Note shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 2.06(d) hereof); provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Security that does not bear a legend, which request is made in reliance upon Rule 144A, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144A (such certification to be substantially in the form of Exhibit C hereto).

  (h) Cancellation and/or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Securities, redeemed, repurchased or cancelled, such Global Note shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Securities, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Note shall be reduced and an endorsement shall be made on such Global Note, by the Trustee or the Securities Custodian, at the direction of the Trustee, to reflect such reduction.

  (i) Obligations with respect to Transfers and Exchanges of Definitive Securities.

      (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Notes at the Registrar's written request.

      (ii) No service charge shall be made to a Holder for any registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.09, 4.10 or 9.05 hereof).

      (iii) The Registrar shall not be required to register the transfer or exchange of any Definitive Security selected for redemption in whole or in part, except the unredeemed portion of any Definitive Security being redeemed in part.

      (iv) All Definitive Securities and Global Notes issued upon any registration of transfer or exchange of Definitive Securities or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Definitive Securities or Global Notes surrendered upon such registration of transfer or exchange.

      (v)  The Company shall not be required

        (A) to issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 and ending at the close of business on the day of selection, or

        (B) to register the transfer of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      (vi) Prior to due presentment for registration of transfer of any Security, the Trustee, any Agent and the Company may deem and treat the person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether such Security is overdue, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

Section 2.07.  Replacement Securities.

  If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company if required by the Trustee, shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. If required by the Trustee or the Company, an indemnity agreement must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge for their expenses in replacing a Security.

  Every replacement Security is an additional obligation of the Company and shall be entitled to all benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

Section 2.08.  Outstanding Securities.

  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee hereunder, and those described in this Section as not outstanding.

  If a Security is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

  If the principal amount of any Security is considered paid under Section
4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

  Subject to Section 2.09 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

Section 2.09.  Treasury Securities.

  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, any Subsidiary Guarantor, or any Affiliate of the Company or any Subsidiary Guarantor shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

Section 2.10.  Temporary Securities.

  Until Definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company and the Trustee consider appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers of the Company, shall authenticate Definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as Definitive Securities.

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
Section 2.11.  Cancellation.

  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Securities (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it. The Company may not issue new Securities to replace Securities that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a written order, signed by one Officer of the Company, the Company shall direct that cancelled Securities be returned to it.

Section 2.12.  Defaulted Interest.

  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus, to the extent lawful, any interest payable on the defaulted interest, at the rate provided in the Securities and in Section
4.01 hereof to the Persons who are Securityholders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least 5 Business Days prior to the payment date. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 15 days before any such special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Securityholders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3
                                   REDEMPTION

Section 3.01.  Notices to Trustee.

  If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth the Section of this Indenture pursuant to which the redemption shall occur, the redemption date, the principal amount of Securities to be redeemed and the redemption price.

  If the Company is required to make an offer to redeem Securities pursuant to the provisions of Section 3.09 hereof, it shall notify the Trustee in writing of the Section of this Indenture pursuant to which the redemption shall occur, the redemption date, the principal amount of Securities to be redeemed and the redemption price and shall furnish to the Trustee an Officers' Certificate to the effect that (a) the Company or one of its Subsidiaries has effected an Asset Sale (as hereinafter defined) and (b) the conditions set forth in
Section 4.10 have been satisfied.

  If the Registrar is not the Trustee, the Company shall, concurrently with each notice of redemption, cause the Registrar to deliver to the Trustee a certificate (upon which the Trustee may conclusively rely) setting forth the principal amounts of and identifying Restricted Securities held by any Holder.

Section 3.02.  Selection of Securities to Be Redeemed.

  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed among the Holders of the Securities in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or, if the Securities are not so listed, on a pro rata basis, provided, that no Securities of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

  In the event the Company is required to make an offer to redeem Securities pursuant to Sections 3.09 and 4.10 hereof and the amount of the Net Proceeds from the Asset Sale is not evenly divisible by $1,000, the Trustee shall promptly refund to the Company any remaining Net Proceeds.

Section 3.03.  Notice of Redemption.

  Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first class mail to each Holder whose Securities are to be redeemed and shall mail to the Trustee a copy of the form of such notice.

  The notice shall identify the Securities to be redeemed (including the CUSIP numbers thereof) and shall state:

  (1)  the redemption date;

  (2)  the redemption price;

  (3) if any Security is being redeemed in part only, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued in the name of the Holder thereof upon cancellation of the original Security;

  (4)  the name and address of the Paying Agent;

  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

  (6) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date;

  (7) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

  (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04.  Effect of Notice of Redemption.

  Once notice of redemption is mailed in accordance with Section 3.03 herein, Securities called for redemption become due and payable on the redemption date at the redemption price set forth in the notice.

Section 3.05.  Deposit of Redemption Price.

  One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date (other than Securities or portions of Securities that have been surrendered by the Company to the Trustee for cancellation in accordance with the terms of this Indenture). The Trustee or the Paying Agent shall return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Securities to be redeemed.

  Interest on the Securities to be redeemed will cease to accrue on the applicable redemption date, whether or not such Securities are presented for payment, if the Company makes the redemption deposit. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid at the rate provided in the Securities and in Section 4.01 hereof on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal.
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
Section 3.06.  Securities Redeemed in Part.

  Upon surrender and cancellation of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

Section 3.07.  Optional Redemption.

  The Company may redeem all or a portion of the Securities upon the terms and subject to the conditions set forth in paragraph 5 of the Securities. Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof. The restrictions set forth in paragraph 5 of the Securities shall not be deemed to limit the Company's right to make open market purchases of the Securities from time to time.

Section 3.08.  Mandatory Redemption.

  The Company shall not have any obligations to mandatorily redeem any Securities issued hereunder.

Section 3.09.  Offer to Redeem by Application of Net Proceeds.

  If applicable, within 30 days after the occurrence of any event requiring the Company to offer to redeem Securities pursuant to the provisions of
Section 4.10 hereof, the Company shall deliver to the Trustee a notice of redemption pursuant to Section 3.01 hereof (without regard to the number of prior days notice required). Within 15 days thereafter, the Trustee shall select the Securities to be offered to be redeemed in accordance with Section
3.02 hereof. Within 15 Business Days thereafter, the Company shall mail or cause the Trustee to mail (in the Company's name and at its expense and pursuant to an Officers' Certificate as required by Section 3.03 hereof) an offer to redeem (the "Asset Sale Offer") to each Holder of Securities whose Securities are to be offered to be redeemed. The Asset Sale Offer shall be made in compliance with all applicable laws, including, without limitation, all applicable federal and state securities laws. The Asset Sale Offer shall identify the Securities to which it relates and shall contain the information required by clauses (1) through (8) (other than clause (6)) of Section 3.03 hereof and shall provide for a redemption date no earlier than 65 days after the giving of the Asset Sale Offer. The redemption price shall be 100% of the principal amount of the Securities, plus accrued and unpaid interest to the redemption date.

  A Holder receiving an Asset Sale Offer may elect to have redeemed the Securities to which the Asset Sale Offer relates by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security and providing such form to the Trustee and the Company on or before 35 days preceding the redemption date. A Holder may not elect to have redeemed less than all of the Securities to which the Asset Sale Offer relates. If less than all of the Holders receiving an Asset Sale Offer elect to have Securities redeemed, the Company or the Trustee (in the Company's name and at its expense

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
and pursuant to an Officers' Certificate as required by Section 3.03 hereof) shall, no later than 25 days preceding the redemption date, mail an additional Asset Sale Offer to the Holders of the Securities, if any, who have provided written notice of election to redeem Securities and whose Securities have not been completely redeemed. Such additional Asset Sale Offer shall be accepted by the Holder by providing written notice of such acceptance to the Trustee and to the Company on or before 15 days preceding the redemption date. The Trustee shall thereafter mail a notice of redemption in accordance with
Section 3.03 hereof at least 10 days prior to the redemption date.

  Other than as specifically provided in this Section 3.09, any redemption pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                   ARTICLE 4
                                   COVENANTS

Section 4.01.  Payment of Securities.

  The Company shall duly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. Principal and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds at least one Business Day before that date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal and interest then due. Such Paying Agent shall return to the Company, no later than 5 days following the date of payment, any money (including accrued interest) that exceeds such amount of principal and interest paid on the Securities in accordance with this Section 4.01.

  To the extent lawful, the Company shall pay interest (including Post-Petition interest) on overdue principal at the rate borne by the Securities, compounded semi-annually; it shall pay interest (including Post-Petition Interest) on overdue installments of interest (without regard to any applicable grace period) at the same rate, compounded semi-annually.

Section 4.02.  Maintenance of Office or Agency.

  The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or

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
all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its respective obligations to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

  The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03.

Section 4.03.  SEC Reports.

    (a) The Company and each Subsidiary Guarantor shall file with the Trustee, within 15 days after filing with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company and each Subsidiary Guarantor is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the SEC and the Trustee on the same timely basis such reports, information and other documents as it would file if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act.

  (b) So long as any of the Securities remain outstanding, the Company shall cause an annual report to stockholders and each quarterly or other financial report furnished by it generally to stockholders to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar, in each case, at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto (and, with respect to annual reports, an auditors' report by the Company's certified independent accountants) and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act to be so filed with the Trustee and mailed to the Holders within 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three quarters of each such fiscal year.

  (c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to the Securityholders under this Section 4.03. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information with the SEC for public availability and make such information available to investors who request it in writing.



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
Section 4.04.  Compliance Certificate.

  (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries (including the Company and the Subsidiary Guarantors) during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge each has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action each is taking or proposes to take with respect thereto) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities or the Subsidiary Guarantees are prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

  (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the annual financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that the Company or the Subsidiary Guarantors has violated any provisions of Sections 4.01, 4.05, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13,
or 4.15 hereof or of Article 5 or Article 11 of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

  (c) The Company and each of the Subsidiary Guarantors will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of (i) any Default or Event of Default or (ii) any event of default under any other mortgage, indenture or instrument as such terms are used in Section 6.01(5), an Officers' Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05.  Taxes.

  Each of the Company and the Subsidiary Guarantors shall, and shall cause each of its respective subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.06.  Stay, Extension and Usury Laws.

  Each of the Company and the Subsidiary Guarantors covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that each may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07.  Limitation on Restricted Payments.

  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

  (a) declare or pay any dividend or make any distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or a Restricted Subsidiary or dividends or distributions payable to the Company or a Restricted Subsidiary);

  (b) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or a Restricted Subsidiary);

  (c) purchase, redeem or otherwise acquire or retire for value any Indebtedness that is subordinated to the Securities; or

  (d) make any Restricted Investment (all such payments and other actions set forth in clauses (a) through (d) above being collectively referred to as "Restricted Payments"), unless, at the time of such Restricted Payment:

    (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

    (ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09; and

    (iii) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of the Indenture (including Restricted Payments permitted by clauses
(i), (ii), (iii), (iv) and (v) of the next succeeding paragraph), is less than the sum of (x) 50% of the Consolidated Net Income of the Company for the

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
period (taken as one accounting period) from the beginning of the first quarter immediately after the date of original issuance of the Notes to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, 100% of such deficit), plus (y) 100% of the aggregate net cash proceeds received by the Company from the issue or sale since the date of this Indenture of Equity Interests of the Company or of debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or convertible debt securities) sold to a Subsidiary of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock).

  The foregoing provisions will not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Company in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than any Disqualified Stock); (iii) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Subsidiary of the Company held by any member of the Company's (or any of its Subsidiaries') management pursuant to any management equity subscription agreement or stock option agreement in effect as of August 26, 1994: provided, however, that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $3.0 million; (iv) the redemption or repurchase of any Capital Stock or Indebtedness of the Company or a Subsidiary
(a) to the extent a holder or beneficial owner of Capital Stock or Indebtedness is required to qualify under the Gaming Laws of any jurisdiction to which the Company or any of its Subsidiaries is subject and does not so qualify, or (b) to the extent necessary in the reasonable, good faith judgment of the Board of Directors of the Company to prevent the loss or secure the reinstatement of any license or franchise or any right or approval granted pursuant thereto from any governmental agency held by the Company or any Subsidiary of the Company to conduct any portion of the business of the Company or any such Subsidiary, which if lost or not reinstated, as the case may be, would have a material adverse effect on the business of the Company or any such Subsidiary or would restrict the ability of the Company or any Subsidiary to conduct business in any gaming jurisdiction; and (v) additional Restricted Payments in an aggregate amount not to exceed $5.0 million since the date of this Indenture.

  Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, which calculations may be based upon the Company's latest available financial statements.

  Notwithstanding the foregoing and the definitions of "Permitted Investments" and "Restricted Investments" above, the Company and its Subsidiaries shall not

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
directly or indirectly make any Investments in or incur any expenses related to any new or prospective Gaming Venture or gaming location or facility (whether or not a vessel or on dry land, but excluding facilities or vessels currently owned or optioned by the Company or its Subsidiaries) exceeding, in the aggregate, $3,000,000 in any one calendar year, without the express written consent of the Trustee and at least a 60% majority-in-interest of the Noteholders.

Section 4.08. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (i) (a) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (x) on its Capital Stock or (y) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (ii) make loans or advances to the Company or any of its Restricted Subsidiaries or (iii) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (A) Existing Indebtedness as in effect on the date of this Indenture, and in each case any amendments, modifications, restatements, renewals, increases, supplements. refundings, replacements or refinancings thereof; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive with respect to such dividend and other payment restrictions than those contained in such Existing Indebtedness as in effect on the date of this Indenture, as the case may be, (B) the Indenture, the 1994 Indenture and the Notes, (C) applicable law, (D) any instrument governing Indebtedness or Capital Stock of a person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that the Consolidated Cash Flow of such Person is not taken into account in determining whether such acquisition was permitted by the terms of this Indenture, (E) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (F) with respect to clause (iii) above, purchase money obligations for property acquired in the ordinary course of business, or (G) permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced.

Section 4.09. Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock.

  (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to (collectively, "incur") any Indebtedness (including Acquired Debt), and the Company will not, and will not permit any of its Restricted Subsidiaries to, issue any Disqualified Stock; provided, however, that the Company and the Restricted Subsidiaries may incur Indebtedness or issue Disqualified Stock if
(i) the Fixed Charge Coverage Ratio of the Company and the Restricted Subsidiaries for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock is issued would have been at least 2.5 to 1, and (ii) the Consolidated Fixed Charge Coverage Ratio for the same period would have been at least 2.0 to 1, determined in each case on a pro forma basis (including a pro forma application of the net proceeds from such Indebtedness or Disqualified Stock), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

  (b) The foregoing limitations will not apply to (i) the incurrence by the Company and its Restricted Subsidiaries of Indebtedness (in addition to any Indebtedness permitted under clauses (ii)-(viii) of this paragraph (b)) of up to $15.0 million in aggregate principal amount at any one time outstanding under this clause (i); (ii) the incurrence by the Company and its Restricted Subsidiaries of the Existing Indebtedness and the guarantees thereof; (iii) the incurrence by the Company of Indebtedness represented by the Securities;
(iv) the incurrence by the Subsidiary Guarantors of the Subsidiary Guarantees; or (v) the incurrence by the Company or its Restricted Subsidiaries of Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, or refund Indebtedness referred to in clauses (ii), (iii) and (iv) above (the "Refinancing Indebtedness"); provided, however, that (a) the principal amount of such Refinancing Indebtedness shall not exceed the then outstanding principal amount of Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (plus the amount of reasonable expenses incurred in connection therewith) and (b) the Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced or refunded; (vi) intercompany Indebtedness between or among the Company and any of its Restricted Subsidiaries; (vii) Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of the Indenture to be outstanding; and (viii) New Project Guarantees by the Company or any Restricted Subsidiary of New Project Debt, provided that the Fixed Charge Coverage Ratio of the Company and its Restricted Subsidiaries for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such New Project Debt is to be guaranteed (determined on a pro forma basis, including a pro forma application of the maximum principal amount of such Guarantee as if it were direct Indebtedness of the Company incurred at the beginning of such four quarter period) would have been at least 1.75 to 1.

Section 4.10.  Sale of Assets.

  (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, sell, lease (other than through an operating lease), convey, dispose of or otherwise transfer any assets (other than cash and other than in the ordinary course of business) of the Company or any of its Restricted Subsidiaries (including a sale and leaseback transaction or the issuance, sale or transfer of Capital Stock of a Subsidiary) other than to the Company or a Restricted Subsidiary, whether in a single transaction or in a series of related transactions (each of the foregoing, an "Asset Sale"), unless (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (affirmed by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets sold or otherwise disposed of, and (ii) at least 85% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or long-term tangible assets that are deployed within the time period set forth in the next paragraph below with respect to application of Net Proceeds in such gaming and related businesses as may be conducted from time to time by the Company and the Subsidiaries from the date of this Indenture; provided, however, that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Securities or any guarantee thereof) that are assumed by the transferee of any such assets and (y) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash for purposes of this provision.

  (b) Within 180 days after any Asset Sale, the Company or any Restricted Subsidiary, as the case may be, may apply the Net Proceeds from such Asset Sale to either (i) permanently reduce Indebtedness permitted to be incurred under clause (i) of Section 4.09(b), or Existing Indebtedness (or any Refinancing Indebtedness incurred with respect to the Existing Indebtedness) or (ii) contract pursuant to a binding written agreement with an unaffiliated third party to make an investment in another business, or to make capital expenditures or to acquire other long-term, tangible assets, in each case, in such gaming and related businesses as may be conducted from time to time by the Company and the Subsidiaries from the date of this Indenture, or (iii) any combination thereof; provided, however, that such investment of Net Proceeds must be substantially complete within 270 days of receipt thereof. Pending the final application of any such Net Proceeds, the Company or Restricted Subsidiary may temporarily reduce Indebtedness or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from the Asset Sale that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $5,000,000, the Company shall make an offer to all Holders of Securities (an "Asset Sale Offer") to purchase the maximum principal amount of Securities that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in Section 3.09 hereof. To the extent that the aggregate amount of Securities tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for general corporate purposes. If the aggregate principal amount of Securities surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

  (c) An offer to redeem the Securities pursuant to this Section 4.10 shall be made pursuant to the provisions of Section 3.09 hereof. Simultaneously with the notification of such offer of redemption to the Trustee as required by Sections 3.01, 3.03 and 3.09 hereof, the Company shall provide the Trustee with an Officers' Certificate setting forth the information required to be included therein by Section 3.01 hereof and, in addition, setting forth the calculations used in determining the amount of Excess Proceeds to be applied to the redemption of Securities.

  (d) Notwithstanding the foregoing, (i) an Asset Sale also constituting a Permitted Investment under this Indenture need not comply with the requirements set forth in this Section 4.10, and (ii) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company shall be governed by Section 5.01 of this Indenture.

  (e) The Company is restricted in its ability to make Asset Sales by the 1994 Indenture. The provisions of this Section 4.10 shall be suspended if and then only to the extent an Asset Sale is governed by the applicable provisions of the 1994 Indenture (without regard to any waiver or amendment thereof under the 1994 Indenture).

  (f) If any such Assert Sale is governed by Section 4.10 of the 1994 Indenture, the $5,000,000 threshold amount set forth in this Section 4.10(b) shall be reduced (but not below zero) by the amount of "Excess Proceeds" under the 1994 Indenture actually used to purchase "Securities" pursuant to Section 4.10(b) of the 1994 Indenture.

Section 4.11.  Limitation on Transactions With Affiliates.

  The Company will not, and will not permit any of its Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated person and (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction involving aggregate payments in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) above and such Affiliate Transaction is approved by a majority of the Board of Directors and (b) with respect to any Affiliate Transaction involving aggregate payments in excess of $5.0 million, an opinion as to the fairness to the Company or such Subsidiary from a financial point of view issued by an investment banking firm of nationally recognized standing (or, in the case of real estate transactions, an opinion of similar effect issued by a real estate appraisal firm of regional standing in the region in which such real property is located), provided, however, that (w) any employment agreement entered into by the Company or any of its Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Subsidiary, (x) transactions between or among the Company, its Subsidiaries and any Gaming Venture not affiliated with the Company or any Subsidiary other than by virtue of the Company's or a Restricted Subsidiary's ownership interest in such Gaming Venture, (y) transactions permitted by the provisions of this Indenture described above under Section 4.07, and (z) transactions pursuant to agreements between the Company or any Subsidiary and any Affiliate in effect on the date of this Indenture, in each case shall not be deemed Affiliate Transactions.

Section 4.12.  Limitation on Liens.

  (a) Neither the Company nor any Restricted Subsidiary shall incur any Indebtedness that is secured, directly or indirectly, with a Lien on the property, assets or any income or profits thereon of the Company or any Restricted Subsidiary, except for (i) any such Indebtedness secured by Liens on the Property or assets of any entity existing at the time such Property or assets are acquired by the Company or any of its Restricted Subsidiaries, whether by merger, consolidation, purchase of assets or otherwise, provided that such Liens (x) are not created incurred or assumed in connection with, or in contemplation of, such assets being acquired by the Company or any of its Restricted Subsidiaries and (y) do not extend to any other Property or assets of the Company or any of its Restricted Subsidiaries, or (ii) Existing Indebtedness (or any refinancing thereof) to the extent it is secured by assets purchased with the proceeds of such Indebtedness, (iii) Indebtedness permitted under clause (i) of Section 4.09 (b), (iv) Indebtedness created by the Securities and the Subsidiary Guarantees, (v) New Project Debt for which a New Project Guarantee is permitted under clause (viii) of Section 4.09 (b) which may be secured by the assets of the Gaming Venture developing or operating such New Project or (vi) Liens securing Indebtedness of up to $17.5 million in aggregate principal at any one time outstanding (in addition to Indebtedness secured by Liens under clauses (i)-(v) of this paragraph (a)).

  (b) Neither the Company nor any Restricted Subsidiary shall create, incur, assume or suffer to exist any Lien on any Existing Productive Asset or The Admiral without making effective provision for securing the Securities (and, if the Company or Restricted Subsidiary shall so determine, any other Indebtedness of the Company or any Restricted Subsidiary which is not subordinated in right of payment to the Securities) equally and ratably with the Indebtedness on account of which the Lien was created, incurred, or assumed for so long as such Indebtedness shall be so secured; provided, however, that if such Indebtedness is subordinated in right of payment to the Securities, the Lien securing such Indebtedness shall be subordinate and junior to the Lien securing the Securities with the same relative priority as such Indebtedness shall have with respect to the Securities. The foregoing restrictions will not apply to (i) any Lien in favor of the United States of America or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any statute or regulation promulgated thereunder;
(ii) any Lien for taxes or assessments or other governmental charges or levies not then due and payable (or which, if due and payable, are being contested in good faith) and for which adequate reserves are being maintained to the extent required by GAAP; (iii) any Lien to secure obligations under workmen's compensation laws or similar legislation, including any Lien with respect to judgments which are not currently dischargeable; (iv) any Lien with respect to a judgment for which the Company or a Restricted Subsidiary has posted a bond from a nationally recognized bonding company for payment of the full amount of such judgment; (v) any legally required Lien to secure the performance of statutory obligations, surety or appeal bonds, performance or return-of-money bonds or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens securing Indebtedness of up to $17.5 million in aggregate principal amount at any one time outstanding (in addition to Indebtedness secured by Liens under clause (vii) of this paragraph (b)); and (vii) Liens securing Indebtedness permitted under clause (i) of Section 4.09(b).

  (c) Unless approved by the Holders of 60% in principal of the then outstanding securities, neither the Company nor President Riverboat Casino - New York, Inc., shall extend the period of the charter of the vessel New Yorker under its existing charter effective on the day hereof other than (a) as now permitted in such charter, or (b) if a preferred ship mortgage securing repayment of the Notes has been filed with respect to the New Yorker and the charter is notified in advance of such mortgage.

Section 4.13.  Corporate Existence.

  Subject to Sections 4.14 and 11.03 and Article 5 hereof, each of the Company and the Subsidiary Guarantors will do or cause to be done all things necessary to preserve and keep in full force and effect (a) their corporate existence, and the corporate, partnership or other existence of each of their Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of each subsidiary and (b) their (and their Subsidiaries) rights (charter and statutory), licenses and franchises: provided, however, that the Company and the Subsidiary Guarantors shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors of the Company or such Subsidiary Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.14.  Liquidation.

  The Board of Directors or the stockholders of the Company may not adopt a plan of liquidation that provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Section 5.01 of this Indenture being the Section hereof which governs any such sale, lease, conveyance or other disposition substantially as an entirety) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of capital stock of the Company, unless the Company, prior to making any liquidating distribution pursuant to such plan, makes provision for the satisfaction of the Company's Obligations hereunder and under the Securities as to the payment of principal and interest. The Company shall be deemed to make provision for such payments only if (i) the Company delivers in trust to the Trustee or Paying Agent (other than the Company or its subsidiaries) money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient without consideration of any reinvestment of such interest to pay, when due, the principal of and interest on the Securities or
(ii) there is an express assumption and observance of all covenants and conditions to be performed by the Company hereunder by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a Person that acquires or will acquire (otherwise than pursuant to a lease) a portion of the assets of the Company and which Person will have Consolidated Net Worth (immediately after the acquisition) and Consolidated Net Income (for such Person's four full fiscal quarters immediately preceding the acquisition) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the acquisition and the Consolidated Net Income of the Company (for its four full fiscal quarters immediately preceding such acquisition), respectively, and which is organized and existing under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution until after the Company shall have certified to the Trustee with an Officers' Certificate at least 5 days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 4.14 and that no Default or Event of Default then exists or would occur as a result of any such liquidating distribution.

Section 4.15.  Change of Control.

  If, at any time, (i) all or substantially all of the Company's assets are sold, leased or transferred, in one or a series of related transactions, to any person or group (as such term is used in Section 13(d)(3) of the Exchange
Act) (other than the Principal or his Related Parties), (ii) a plan relating to the liquidation or dissolution of the Company is adopted, (iii) any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Principal and his Related Parties or any underwriter or group of underwriters in connection with a bona fide public offering) acquires direct or indirect majority in interest (more than 50%) of the voting power of the voting stock of the Company by way of merger or consolidation or otherwise,

(iv) the Principal or his Related Parties sell or otherwise transfer for value to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than the Principal or his Related Parties or any underwriter or group of underwriters in connection with a bona ride public offering) more than 25 % of the voting power of the voting stock of the Company, or (v) a majority of the members of the Board of Directors of the Company cease being Continuing Directors (each a "Change of Control" and the time of such Change of Control being referred to as the "Change of Control Date"), then the Company shall notify each Holder in writing of such occurrence and shall make an offer to purchase (as the same may be extended in accordance with applicable law, the "Change of Control Offer") on a date that shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed to the Holders (the "Change of Control Payment Date") all or any part (equal to $1,000 or an integral multiple thereof) of the Securities then outstanding at a purchase price equal to 101% of the principal amount thereof, or 100% of the principal amount thereof for purchases occurring on or after September 15, 2000, in each case plus accrued and unpaid interest, if any, to the Change of Control Payment Date (the "Change of Control Payment"). The Change of Control Offer shall be made in compliance with all applicable laws, including without limitation, all applicable federal and state securities laws.

  Notice of a Change of Control Offer shall be mailed by the Company not more than 40 days following any Change of Control to the Holders at their last registered addresses, and a copy shall also be mailed by the Company to the Trustee and the Paying Agent. The Change of Control Offer shall remain open from the time of mailing until the third Business Day preceding the Change of Control Payment Date. The notice, which shall govern the terms of the Change of Control Offer, shall state:

  (1)  that the Change of Control Offer is being made pursuant to this Section
4.15 and that all Securities tendered will be accepted for payment;

  (2)  the purchase price and the Change of Control Payment Date;

  (3)  that any Securities not tendered will continue to accrue interest;

  (4) that, unless the Company defaults in the payment of the Change of Control Payment, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

  (5) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Securities completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

  (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business

Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased;

  (7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof;

  (8) the instructions that Holders must follow in order to tender their Securities; and

  (9) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical and projected financial information after giving effect to such Change of Control, information regarding the Persons acquiring control and such Person's business plans going forward).

  On the Change of Control Payment Date, the Company, to the extent lawful, shall (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate setting forth the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each Holder of Securities so accepted payment in an amount equal to the purchase price for such Securities, and the Trustee shall promptly authenticate and mail to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered; provided, that each such new Security shall be in a principal amount of $1,000 or an integral multiple thereof.

Section 4.16.  Notice By Company.

  The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

                                   ARTICLE 5
                                   SUCCESSORS

Section 5.01.  When the Company May Merge, etc.

  The Company may not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions constituting an Asset Sale hereunder to another corporation, Person or entity unless (a) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have

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
been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (b) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) or the entity or Person to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made assumes all the obligations of the Company pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and this Indenture; (c) immediately after such transaction no Default or Event of Default exists; and (d) the Company or any entity or Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made (i) will have Consolidated Net Worth (immediately after the transaction but prior to any purchase accounting adjustments resulting from the transaction) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (ii) will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 hereof.

  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture. The Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel.

Section 5.02.  Successor Corporation Substituted.

  Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into or with which the Company, is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein; provided, however, that the Company shall not be released or discharged from the obligation to pay the principal of or interest on the Securities.

                                   ARTICLE 6
                             DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.

  An "Event of Default" occurs if:

  (1) the Company defaults in the payment of interest on a Security when the same becomes due and payable and the Default continues for a period of 30 days;



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
  (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

  (3) the Company or any Restricted Subsidiary fails to observe or perform any covenant, condition or agreement on the part of the Company or such Restricted Subsidiary to be observed or performed pursuant to (i) Section 4.07, 4.09, 4.10, 4.13, 4.14, 4.15 or 5.01 hereof; or (ii) any of the
Collateral Documents (subject to any applicable grace period).

  (4) the Company or any Restricted Subsidiary fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below;

  (5) the Company or any Restricted Subsidiary defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Subsidiaries other than a Non-Recourse Subsidiary (or the payment of which is guaranteed by the Company or any of its Subsidiaries other than a Non-Recourse Subsidiary) whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay when due principal or interest on such Indebtedness within the grace period provided in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5.0 million or more;

  (6) a final non-appealable judgment or final non-appealable judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Subsidiary Guarantors (other than any judgment as to which a reputable insurance company has accepted full liability) and such judgment or judgments remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such undischarged judgments exceeds $5,000,000;

  (7) except as permitted this Indenture, any Subsidiary Guarantee of a Significant Subsidiary (or group of Subsidiaries that, taken together, constitute a Significant Subsidiary) shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor which is a Significant Subsidiary, or group of Subsidiary Guarantors that, taken together, constitute a Significant Subsidiary, or any person acting on behalf of any such Subsidiary Guarantor or group of Subsidiary Guarantors, shall deny or disaffirm its obligations under its (or their) Subsidiary Guarantee;

  (8) the Company or any of its Subsidiary Guarantors pursuant to or within the meaning of any Bankruptcy Law (a) commences a voluntary case; (b) consents

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
to the entry of an order for relief against it in an involuntary case; (c) consents to the appointment of a Custodian of it or for all or substantially all of its property; (d) makes a general assignment for the benefit of its creditors; or (e) admits in writing its inability to pay debts as the same become due; or

  (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (a) is for relief against the Company or any of its Subsidiary Guarantors in an involuntary case; (b) appoints a Custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of their property; (c) orders the liquidation of the Company or any of its Subsidiary Guarantors, and the order or decree remains unstayed and in effect for 90 consecutive days; and

  (10) any Gaming License of the Company, any of its Subsidiaries or any Gaming Venture is revoked, terminated or suspended or otherwise ceases to be effective resulting in the cessation or suspension of operation for a period of more than 90 days of the gaming business owned, leased or operated directly or indirectly by the Company, any of its Subsidiaries or any Gaming Venture (other than any revocation, termination, suspension, cessation or voluntary relinquishment of a Gaming License if such event is, in the reasonable, good faith judgment of the Board of Directors of the Company, evidenced by a resolution of such Board, both acceptable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and not disadvantageous in any material respect to the Holders).

  (11)  any event of default occurs under the 1994 Indenture; or

  (12) the Company or any Restricted Subsidiary breaches any of the representations, warranties or covenants contained in the Agreement to Exchange Securities dated the date hereof which breaches are not cured within thirty (30) days after written notice thereof; and

  (13)  President Riverboat Casino   New York, Inc., fails to provide a first
preferred fleet mortgage against the vessel New Yorker as set forth in Section 10.01(b) hereof, on or prior to the first anniversary hereof; and

  (14) The Future Advances Leasehold and Improvements Deed of Trust, Security Agreement and Fixture Filing shall not have been executed and recorded prior to December 31, 1998.

   The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

  A Default under clause (4) of Section 6.01 is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities notify the Company of the Default and the Company does not cure the Default or such Default is not waived within 60 days after


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
receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default. "

  In the case of any Event of Default pursuant to this Section 6.01 occurring by reason of any willful action (or inaction) taken (or nor taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Securities pursuant to the optional redemption provisions of this Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law. If an Event of Default occurs prior to March 15, 1999 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Securities prior to March 15, 1999, then the premium specified in this Indenture shall also become immediately due and payable to the extent permitted by law.

Section 6.02.  Acceleration.

  If an Event of Default (other than an Event of Default specified in clauses
(8) and (9) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company and the Subsidiary Guarantors, or the Holders of at least 60% in principal amount of the then outstanding Securities by written notice to the Company, the Subsidiary Guarantors and the Trustee may declare the unpaid principal of and any accrued interest on all the Securities to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. In the event of an acceleration based upon an Event of Default set forth in clause (5) of Section 6.01 hereof, such declaration of acceleration shall be automatically annulled if the holders of the Indebtedness which is the subject of such Event of Default have rescinded their declaration of acceleration in respect of such Indebtedness within 15 Business Days thereof and no other Event of Default has occurred during such period of 15 Business Days which has not been cured or waived. If an Event of Default specified in clause (8) or (9) of Section 6.01 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of at least 60% majority in principal amount of the then outstanding Securities by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

Section 6.03.  Other Remedies.

  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or

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
omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Past Defaults.

  Holders of at least 60% in principal amount of the then outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Security held by a non-consenting Holder. Upon actual receipt of any such notice of waiver by a Responsible Officer of the Trustee, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05.  Control by Majority.

  The Holders of at least 60% in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Securityholders, or that may involve the Trustee in personal liability.

Section 6.06.  Limitation on Suits.
  A Securityholder may pursue a remedy with respect to this Indenture or the Securities only if:

  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

  (2) the Holders of at least 25 % in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

  (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

  (5) during such 60-day period the Holders of at least 60% in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.




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
  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

Section 6.07.  Rights of Holders to Receive Payment.

  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 6.08.  Collection Suit by Trustee.

  If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any Subsidiary Guarantor for the whole amount of principal and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09.  Trustee May File Proofs of Claim.

  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, in any capacity, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholder to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, in any capacity, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. The payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 in any capacity hereof out of the estate in any such proceeding shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or

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
to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.10.  Priorities.

  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

  First: to the Trustee, its agents and attorneys for amounts due under
Section 7.07, acting in any capacity, including payment of all compensation, expenses and liabilities incurred, and all advances made, if any, by the Trustee and the costs and expenses of collection;

  Second: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

  Third: to the Company or to such party as a court of competent jurisdiction shall direct.

  The Trustee may fix a record date and payment date for any payment to Securityholders.

Section 6.11.  Undertaking for Costs.

  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the parry litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                   ARTICLE 7
                                    TRUSTEE

Section 7.01.  Duties of Trustee.

  (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

  (2)  Except during the continuance of an Event of Default:



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
    (a) The duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

    (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon resolutions, statements, reports, documents, orders, certificates, opinions or other instruments furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any of the above that are specifically required to be furnished to the Trustee pursuant to this Indenture, the Trustee shall examine them to determine whether they substantially conform to the requirements of this Indenture.

  (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

    (a) This paragraph does not limit the effect of paragraph (2) of this Section.

    (b) This Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

    (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

  (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1),
(2) and (3) of this Section.

  (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

  (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02.  Rights of Trustee.

  (1) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented to it by the proper Person. The Trustee need not investigate any fact or matter stated in the document.



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
  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

  (3) The Trustee may act through agents, attorneys, custodians or nominees and shall not be responsible for the misconduct or negligence or the supervision of any agents, attorneys, custodians or nominees appointed by it with due care.

  (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

  (5) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company, and any demand, request, direction or notice from any Subsidiary Guarantor shall be sufficient if signed by an Officer of such Subsidiary Guarantor.

Section 7.03.  Individual Rights of Trustee

  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10.

Section 7.04.  Trustee's Disclaimer

  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

Section 7.05.  Notice of Defaults.

  If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Securityholders a notice of the Default or Event of Default within 30 days after it occurs.


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
Section 7.06.  Notice By Trustee.

  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to Securityholders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the 12 months preceding the reporting date, no report need be prepared or transmitted). The Trustee also shall comply with TIA Section 313(b) as if it were applicable to this Indenture. The Trustee shall also transmit by mail all reports as required by TIA Section 313(c) as if it were applicable to this Indenture.

Section 7.07.  Compensation and Indemnity.

  The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and its performance of the duties and services required hereunder in any capacity. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in any capacity in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

  The Company and each Subsidiary Guarantor, jointly and severally, shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties in any capacity under this Indenture, except as set forth in the second next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company or the Subsidiary Guarantors of their obligations hereunder, except to the extent the Company is prejudiced thereby. The Company shall defend the claim and the Trustee shall reasonably cooperate in such defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such one counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

  The obligations of the Company and the Subsidiary Guarantors under this
Section 7.07 shall survive the satisfaction and discharge of this Indenture.

  The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or willful misconduct.

  To secure the Company's and the Subsidiary Guarantors' payment obligations in this Section, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.


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
  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(8) or (9) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08.  Replacement of Trustee.

  A resignation or removal of the Trustee and appointment of a successor Trustee become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

  The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

  (1)  the Trustee fails to comply with Section 7.10;

  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

  (3) a Custodian or public officer takes charge of the Trustee or its property; or

  (4) the Trustee becomes incapable of acting as Trustee under this Indenture.

  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of at least 60% in principal amount of the then outstanding Securities may appoint a different successor Trustee to replace the successor Trustee appointed by the Company.

  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

  If the Trustee after written request by any Securityholder who has been a Securityholder for at least 6 months fails to comply with Section 7.10, such Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to all

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
Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in
Section 7.07. Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

Section 7.09.  Successor Trustee by Merger, etc.

  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10.  Eligibility; Disqualification.

  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

                                   ARTICLE 8
                            DISCHARGE OF INDENTURE

Section 8.01.  Termination of Company's and Subsidiary Guarantors'
               Obligations.

  This Indenture shall cease to be of further effect (except that the Company's and the Subsidiary Guarantors' obligations under Section 7.07 and 8.04, the Subsidiary Guarantors' obligations under Article 11 with respect thereto and the Company's, Trustee's and Paying Agent's obligations under
Section 8.03 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities which have been replaced or paid) to the Trustee for cancellation and the Company and the Subsidiary Guarantors have paid all sums payable by the Company or the Subsidiary Guarantors hereunder and under the Subsidiary Guarantees. In addition, the Company and the Subsidiary Guarantors may terminate all of their obligations under this Indenture if:

  (1) the Company irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations sufficient (as certified by an independent public accountant designated by the Company) to pay principal and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, provided that (i) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (ii) the Trustee shall have been

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
irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Securities;

  (2) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture have been complied with, and an Opinion of Counsel to the same effect; and

  (3) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit.

  Then, this Indenture shall cease to be of further effect (except as provided in this paragraph), and the Trustee, on demand of the Company or any Subsidiary Guarantor, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture and the Subsidiary Guarantees. However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 4.06, 7.07, 7.08, 8.03 and 8.04, the Subsidiary Guarantors'
obligations under Article 11 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and 8.04, the Subsidiary Guarantors' obligations under Section 11.01 and the Company's, Trustee's and Paying Agent's obligations in Section 8.03 shall survive. All collateral securing the Securities shall thereupon be released from the lien created pursuant to this Indenture or any other security document required by
Article 10, other than the amounts deposited into trust pursuant to this
Article 8.

  After such irrevocable deposit made pursuant to this Section 8.01 and satisfaction of the other conditions set forth herein, the Trustee upon written request shall acknowledge in writing the discharge of the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Subsidiary Guarantees except for those surviving obligations specified above.

  In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

Section 8.02.  Application of Trust Money.

  The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

Section 8.03.  Repayment to Company.

  The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

  The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for 2 years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in the City of New York, including, without limitation, The Wall Street Journal. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

Section 8.04.  Reinstatement.

  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.02; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment, as long as no money is owed to the Trustee by the Company, from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 9
                                   AMENDMENTS

Section 9.01.  Without Consent of Holders.

  The Company, the Subsidiary Guarantors and the Trustee may amend this Indenture, any exhibit thereto, any security or collateral document entered into pursuant to Article 10 or the Securities without the consent of any
Securityholder:

  (1)  to cure any ambiguity, defect or inconsistency;

  (2)  to comply with Section 5.01 or 11.03;

  (3) to provide for uncertificated Securities in addition to certificated Securities; or

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
  (4) to make any change that does not adversely affect the legal rights hereunder of any Securityholder.

Section 9.02.  With Consent of Holders.

  The Company, the Subsidiary Guarantors and the Trustee may amend this Indenture, any exhibit thereto, any security or collateral document entered into pursuant to Article 10 or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities). The Holders of at least 60% in principal of the then outstanding Securities may also waive any existing default or compliance with any provision of this Indenture, any exhibit thereto, any security or collateral document entered into pursuant to Article 10, or the Securities. However, without the consent of each Securityholder affected, an amendment or waiver under this Section may not (with respect to any Securities held by non-consenting Holders):

  (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

  (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

  (3) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions or the price at which the Company shall offer to purchase such Securities pursuant to Sections 3.09 and 4.15 hereof;

  (4) make any Security payable in money other than that stated in the Security;

  (5) make any change in Section 6.04 or 6.07 hereof or in this sentence of this Section 9.02;

  (6)  make any change in Article 11 that adversely affects the rights of any
Securityholders:

  (7) waive a Default or Event of Default in the payment of principal of, or premium, if any, or interest on, or redemption payment with respect to, any Security (except a rescission of acceleration of the Securities by the Holders of at least 60% in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration); or

  (8) except as provided in sections 8.01 and 11.04 hereof, release any of the Subsidiary Guarantors from their obligations under the Subsidiary Guarantees or make any change in the Subsidiary Guarantees that would adversely affect the Holders.

  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

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
  After an amendment or waiver under this Section becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of at least 60% in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company or any Subsidiary Guarantor with any provision of this Indenture or the Securities.

Section 9.03.  Compliance with Trust Indenture Act.

  If at the time, this Indenture shall be qualified under the TIA, every amendment to this Indenture or the Securities shall be set forth in a Supplemental Indenture that complies with the TIA as then in effect.

Section 9.04.  Revocation and Effect of Consents.

  Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Securityholder.

  The Company may fix a record date for determining which Holders must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 2.05, or (ii) such other date as the Company shall designate.

Section 9.05.  Notation on or Exchange of Securities.

  The Trustee may place an appropriate notation about an amendment or waiver-on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

  Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment or waiver.

Section 9.06.  Trustee to Sign Amendments, etc.

  The Trustee shall sign any amendment or Supplemental Indenture or other amendment authorized pursuant to this Article 9 if, in the Trustee's reasonable discretion, the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or Supplemental Indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and,

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
subject to Section 7.01, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel (or written advice of counsel) as conclusive evidence that such amendment or Supplemental Indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. None of the Company or any Subsidiary Guarantor may sign an amendment or Supplemental Indenture until its respective Board of Directors approves it.

                                   ARTICLE 10
                            COLLATERAL AND SECURITY

Section 10.01.  Agreement to Secure Securities.

  (a) The due and punctual payment of the principal of, premium, if any, and interest on the Securities when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities and performance of all other obligations of the Company and the Subsidiary Guarantors to the Holders of the Securities or the Trustee under this Indenture, the Notes and the Subsidiary Guarantees, according to the terms hereunder or thereunder, shall be secured by the collateral described in paragraph (b) of this Section 10.01, as provided in the First Preferred Fleet Mortgage(s) (the "Admiral Fleet Mortgage") which the Company and the President Riverboat Casino-Missouri, Inc. have entered into simultaneously with the execution of this Indenture for the benefit of the Holders of the Securities with respect to the vessels "The Admiral" and the "Admiral Barge One." Each Holder of the Securities, by its acceptance thereof, consents and agrees to the terms of the Admiral Fleet Mortgage or any other collateral document required by this Article to be entered into (collectively, the "Collateral Documents") (including, without limitation, the provisions providing for foreclosure and release of collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Trustee to enter into the Collateral Documents and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company and the Subsidiary Guarantors shall deliver to the Trustee copies of all documents executed pursuant to this Indenture and the Collateral Documents and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Collateral Documents, to assure and confirm to the Trustee the security interest in the collateral contemplated hereby, by the Collateral Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of Subsidiary Guarantees secured hereby, according to the intent and purposes herein expressed. Subject to the terms of this Article 10, the Company shall take, or shall cause its Subsidiary Guarantors to take, any and all actions reasonably required to cause the Collateral Documents to create and maintain, as security for the obligations of the Company hereunder, a valid and enforceable perfected first priority Lien in and on all of the collateral, in favor of the Trustee for the ratable benefit of the Holders, superior to and prior to the rights of all third Persons and subject to no other Liens.

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
  (b) The collateral contemplated hereby and which shall be subject to such Lien in favor of the Trustee shall be (i) a first preferred Fleet Mortgage against the vessels The Admiral and The Admiral Barge One as well as a Security Agreement and a Future Advances Leasehold and Improvements Deed of Trust, Security Agreement and Fixture Filing against the foregoing vessels as well as The Admiral Barge Two; and (ii) A first preferred Fleet Mortgage against the vessel New Yorker to be granted and delivered as soon as practicable when the charter pursuant to which the vessel is chartered permits such a mortgage, but no later than the first anniversary hereof.

Section 10.02.  Recording and Opinions.

  The Company and the Subsidiary Guarantors will cause the applicable Collateral Documents and any financing statements, all amendments, continuations or supplements to each of the foregoing and any other similar security documents as necessary, to be registered, recorded and filed and/or re-recorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law or reasonably requested by the Trustee in order fully to preserve and protect the Lien securing the obligations under the Securities and the Subsidiary Guarantees in accordance with the terms of this Article 10. The Company and each obligor shall furnish to the Trustee the certificates and opinions required by TIA Sections 314(b), (c) and (d) as if it were applicable to this Indenture. Such certificates or opinions will be subject to the terms of TIA Section 314(e).

Section 10.03.  Release of Collateral.

  (a) Collateral may be released from the Lien created by the Collateral Documents at any time or from time to time upon the request of the Company pursuant to an Officers' Certificate certifying that all conditions precedent hereunder or under the Collateral Documents have been met and specifying which provision of this Indenture has authorized such release. The Trustee shall release (at the sole cost and expense of the Company) (i) collateral that is the subject of an Asset Sale (other than an Asset Sale to the Company or a Restricted Subsidiary), provided that the Net Proceeds thereof have been or will be applied in accordance with Section 4.10 and no Default or Event of Default exists and is continuing; (ii) collateral with the consent of the Holders pursuant to Article 9 hereof; (iii) all collateral upon discharge or defeasance pursuant to Article 8 hereof; (iv) all collateral upon the payment in full of all obligations on the Notes or the Subsidiary Guarantees; (v) any collateral upon which the existence of a Lien in favor of the Trustee would, in the reasonable, good faith judgment of the Company jeopardize the acquisition or retention of any material Gaming License, which reasonable, good faith determination shall be certified in an Officer's Certificate delivered to the Trustee;

                                   ARTICLE 11
                              SUBSIDIARY GUARANTEE

Section 11.01.  Subsidiary Guarantee.


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
  Each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities and the Obligations of the Company hereunder and thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. The Subsidiary Guarantors hereby agree that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or Subsidiary Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or Subsidiary Guarantors, any amount paid by either to the Trustee or such Securityholder, the Subsidiary Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in
Article 6, such obligations (whether or not due and payable) shall forthwith become due and payable by the Subsidiary Guarantors for the purpose of this Subsidiary Guarantee. The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise


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
of such right does not impair the rights of the Securityholders under the Subsidiary Guarantee.

  Notwithstanding anything to the contrary contained herein, (i) the amount guaranteed by The Connelly Group, L.P. ("TCG") shall not exceed the sum of the amount owed from time to time by The Connelly Group, L.P. pursuant to the TCG Intercompany Notes given by the Connelly Group, L.P. to PRC Holdings Corporation, and any amounts transferred by the Company and any Subsidiary Guarantors to TCG and (ii) the amounts guaranteed by any Subsidiary Guarantor shall be subject to certain limitations as provided in such Subsidiary Guarantee.

Section 11.02.  Additional Subsidiary Guarantees.

  If the Company or any Restricted Subsidiary transfers or causes to be transferred, in one or a series of related transactions, property or assets (including, without limitation, businesses, divisions, real property, assets or equipment) having a fair market value exceeding $2.0 million at any one time outstanding to any Unrestricted Subsidiary of the Company, or if any Unrestricted Subsidiary ceases to be an Unrestricted Subsidiary and becomes a Restricted Subsidiary, the Company shall cause such transferee Unrestricted Subsidiary or such Restricted Subsidiary to (i) execute and deliver to the Trustee a supplemental indenture in form and substance reasonably satisfactory to the Trustee pursuant to which such transferee Unrestricted Subsidiary or Restricted Subsidiary, as the case may be, shall unconditionally Guarantee all of the Company's Obligations under the Notes on the terms set forth in the Indenture and (ii) deliver to the Trustee an Opinion of Counsel reasonably satisfactory to the Trustee that such supplemental indenture has been duly executed and delivered by such transferee Unrestricted Subsidiary or a Restricted Subsidiary, as the case may be. However, the foregoing provisions will not apply to (a) transfers of property or assets (other than cash) by the Company or a Restricted Subsidiary to Unrestricted Subsidiaries in exchange for (x) cash in an amount equal to the fair market value of such property or assets, as determined in good faith by the Board of Directors of the Company and evidenced by a resolution set forth in an Officers' Certificate, or (y) long-term, tangible assets that are immediately usable in such gaming and related businesses as may be conducted from time to time by the Company and the Restricted Subsidiaries from the date of the Indenture and that have a fair market value at least equal to the fair market value of such property or assets, as determined by the Board of Directors of the Company and evidenced by a resolution set forth in an Officers' Certificate, or (z) any combination thereof, (b) Restricted Payments permitted by the Indenture, (c) Permitted Investments specified in clause (d) of the definition of Permitted Investments, (d) bona fide operating leases entered into between the Company or a Restricted Subsidiary, as lessor, and a third party which is not an Affiliate as lessee, or (e) bona fide operating leases entered into between the Company or a Restricted Subsidiary, as lessor, and a Gaming Venture which is not an Affiliate (other than by virtue of the Company's or a Restricted Subsidiary's ownership interest in such Gaming Venture) as lessee.



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
Section 11.03.  Execution and Delivery of Subsidiary Guarantee.

  To evidence its Subsidiary Guarantee set forth in Section 11.01, each Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit B shall be endorsed by an officer of such Subsidiary Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of such Subsidiary Guarantor by its President or one of its Vice Presidents and attested to by an Officer.

  Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

  If an officer or Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

Section 11.04.  Subsidiary Guarantors May Consolidate, etc., on Certain Terms.

  (a) Except as set forth in Articles 4 and 5, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into either of the Company or a Subsidiary Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to the Company or to another Subsidiary Guarantor.

  (b) Except as set forth in Article 4, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a corporation or corporations other than the Company (whether or not affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, to a corporation other than the Company (whether or not affiliated with the Subsidiary Guarantor) authorized to acquire and operate the same; provided, however, that each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, (i) the Person formed by or surviving any such consolidation or merger (if other than such Subsidiary Guarantor) assumes all the obligations of such Subsidiary Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, under the Securities. Guarantees and the Indenture, (ii) immediately after giving effect to such transaction, no Default or Event of Default exists, and (iii) such Subsidiary Guarantor, or any Person formed by or surviving any such consolidation or merger, (a) will

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
have Consolidated Net Worth (immediately after giving effect to such transaction), equal to or greater than the Consolidated Net Worth of such Subsidiary Guarantor immediately preceding the transaction and (b) will be permitted by virtue of the Company's pro forma Fixed Charge Coverage Ratio to incur, immediately after giving effect to such transaction, at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor corporation shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as a Subsidiary Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

Section 11.05.  Releases Following Sale of Assets.

  Concurrently with any permitted sale of assets (including, if applicable, all of the capital stock of any Subsidiary Guarantor), any Liens in favor of the Trustee in the assets sold thereby shall be released; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 hereof. If the assets sold in such sale or other disposition include all or substantially all of the assets of any Subsidiary Guarantor or all of the capital stock of any Subsidiary Guarantor in each case, in compliance with the terms hereof, then such Subsidiary Guarantor (in the event of a sale or other disposition of all of the capital stock of such Subsidiary Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of a Subsidiary Guarantor) shall be released from and relieved of its obligations under its Subsidiary Guarantee or Section
11.03 hereof, as the case may be; provided that in the event of an Asset Sale, the Net Proceeds from such sale or other disposition are treated in accordance with the provisions of Section 4.10 hereof. Upon delivery by the Company to the Trustee of an Officers Certificate to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, including without limitation Section 4.10 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Subsidiary Guarantee. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Securities and for the other obligations of any Subsidiary Guarantor under this Indenture as provided in this Article 11.

Section 11.06.  "Trustee" to Include Paying Agent.

  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 11 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully and for all intents and purposes as if such Paying Agent were named in this Article 11 in place of the Trustee.

                                   ARTICLE 12
                                 MISCELLANEOUS

Section 12.01.  Trust Indenture Act Controls.

  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

Section 12.02.  Notices.

  Any notice, instruction, direction, request or other communication by the Company, the Subsidiary Guarantors or the Trustee is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

  If to the Company or any Subsidiary Guarantor:

      President Casinos, Inc.
      802 North First Street
      St. Louis, Missouri 63102
      Attention: Executive Vice President and Chief Financial Officer Telecopier No.: (314) 622-3049

          With a copy to:

      Thompson Coburn
      One Mercantile Center
      St. Louis, Missouri  63101
      Attention:  Gerard K. Sandweg, Jr.
      Telecopier No.: (314) 552-7104

  If to the Trustee:

      U.S. Trust Company of Texas, N.A.
      c/o United States Trust Company of New York
      114 West 47th Street
      New York, New York 10036-1352
      Attention: Corporate Trust Office




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
  The Company, the Subsidiary Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

  All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; 5 Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

  Any notice or communication to a Securityholder shall be mailed by first-class mail, certified or registered, return receipt requested, to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders .

  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

  If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 12.03.  Communication by Holders with Other Holders.

  Securityholders may, in accordance with the procedures established under
Section 312 of the TIA, communicate with other Securityholders with respect to their rights under this Indenture or the Securities.

Section 12.04.  Certificate and Opinion as to Conditions Precedent.

  Upon any request or application by the Company and/or any Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall furnish to the
Trustee:

  (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

  (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 12.05.  Statements Required in Certificate or Opinion.

  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and

  (4) a statement whether, in the opinion of such Person, such condition or covenant has been complied with.

Section 12.06.  Rules by Trustee and Agents.

  The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 12.07.  Legal Holidays.

  A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 12.08.  No Recourse Against Others.

  No director, officer, employee, agent, manager or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations

Section 12.09.  Duplicate Originals.

  The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

Section 12.10.  Governing Law.

  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 12.11.  No Adverse Interpretation of Other Agreements.

  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 12.12.  Successors.

  All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

Section 12.13.  Severability.

  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.14.  Counterpart Originals.

  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 12.15.  Table of Contents, Headings, etc.

  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                      SIGNATURES

Dated as of December 3, 1998          PRESIDENT CASINOS, INC.


                                      By: /s/ John S. Aylsworth
                                         -------------------------------------
                                         Name:
                                         Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRESIDENT RIVERBOAT CASINO-IOWA, INC.,
                                       as Subsidiary Guarantor

                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRESIDENT RIVERBOAT CASINO-MISSOURI,
                                       INC.,as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of  December 3, 1998          PRESIDENT RIVERBOAT CASINO-MISSISSIPPI,
                                       INC., as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           TCG/BLACKHAWK, INC.,
                                       as Subsidiary Guarantor

                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRESIDENT RIVERBOAT CASINO-NEW YORK,
                                       INC., as Subsidiary Guarantor

                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRESIDENT CASINO-NEW YORKER, INC.,
                                       as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRC HOLDINGS CORPORATION,
                                       as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRC MANAGEMENT INC.,
                                       as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRCX CORPORATION, as Subsidiary
                                       Guarantor

                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           PRESIDENT RIVERBOAT CASINO-
                                       PHILADELPHIA, INC., as Subsidiary
                                       Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           VEGAS VEGAS, INC.,
                                       as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------  (SEAL)


Dated as of December 3, 1998           THE CONNELLY GROUP, L.P.,
                                       as Subsidiary Guarantor


                                       By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           P.R.C.-LOUISIANA, INC.,
                                       as Subsidiary Guarantor

                                       By: /s/ James A. Zweifel
                                          ------------------------------------
                                          Name: James A. Zweifel
                                          Title: Exec. V.P.
Attest:
/s/ Ralph J. Vaclavik
----------------------------   (SEAL)


Dated as of December 3, 1998           U.S. TRUST COMPANY OF TEXAS, N.A.,
                                       as Trustee


                                       By: /s/ John C. Stohlmann
                                          ------------------------------------
                                          Name: John C. Stohlmann
                                          Title: Vice President
Attest:
/s/ Bill Barber
----------------------------   (SEAL)

                                   EXHIBIT A

                              (Face of Security)

                                   12% NOTE
                            DUE SEPTEMBER 15, 2001
No.                                                                $
                                                                   -----------

                            PRESIDENT CASINOS, INC.

promises to pay to

or registered assigns,

the principal sum of                         Dollars on September 15, 2001.
                      ---------------------
Interest Payment Dates: March 15 and September 15;

commencing March 15, 1999

Record Dates: March 1 and September 1


Authenticated:                            Dated:  December 3, 1998

                                          PRESIDENT CASINOS, INC.
                                          as Trustee


By:                                       By:
   -----------------------------             ---------------------------------
   Authorized Officer                        Officer of the Company



                                          Attest:
                                                 -----------------------------
                                                 Officer of the Company

(SEAL)

                              (Back of Security)

  12% Senior Note due September 15, 2001

  [Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]<F1>

  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACTS") OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A), (1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S, THE REGISTRAR'S (AS APPLICABLE) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E)
--------------
[FN]
<F1>  This paragraph is to be included only if the Security is in global form.

TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

  Capitalized terms used herein shall have the meanings ascribed to them in the Indenture unless otherwise indicated.

  1. Interest. President Casinos, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this 12% Note (the "Note") at 12% per annum from the date of issuance until maturity. The Company will pay interest semiannually on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Dated.")

  Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be March 15, 1999. The Company shall pay interest (including Post-Petition Interest) on overdue principal and premium, if any, from time to time on demand at the same rate per annum on the Notes then in effect; it shall pay interest (including Post-Petition Interest in any proceeding under Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30 day months.

  2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) by check to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. The Notes will be payable both as to principal and interest at the office of the Paying Agent maintained for such purpose within the City and State of New York. Notwithstanding anything to the contrary in this paragraph, the Company will pay or cause to be paid all amounts payable with respect to any Transfer Restricted Security (without any presentment of such Security and without any notation of such payment being made thereon) by crediting by federal funds bank wire transfer to the Holder's account in any bank in the United States as may be designated and specified in writing by such Holder.

  3. Paying Agent and Registrar. Initially, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its subsidiaries may act in any such capacity.

  4. Indenture. The Company issued the Notes under an Indenture dated as of December 1, 1999 ("Indenture") among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are limited to $25.0 million in aggregate principal amount.

  5. Optional Redemption. The Company may redeem all or any of the Securities, in whole or in part, upon no less than 30 nor more than 60 days' notice, at the redemption prices expressed after March 15, 1999 as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date:

    After March 15, 1999 through September 14, 2000            102%
    September 15, 2000 and thereafter                          100%

  6.  Mandatory Offers to Repurchase.
    (a) Following the occurrence of any Change of Control (as defined in the Indenture), the Company will be required to offer (a "Change of Control Offer") to purchase all outstanding Securities at a purchase price equal to 101 % of the aggregate principal amount of such Securities, or 100% of the principal amount thereof for purchases occurring on or after September 15, 2000, in each case plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment"), and in each case in accordance with and to the extent provided in the Indenture. The Change of Control Offer shall remain open from the date of mailing of the notice of a Change of Control Offer until the third Business Day preceding the Change of Control Payment Date (as hereinafter defined) unless a longer offering period is required by law. No earlier than 30 days nor later than 40 days after the notice of the Change of Control Offer has been mailed (the "Change of Control Payment Date"), the Company shall deposit, to the extent lawful, with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions thereof tendered by Holders. The Paying Agent shall promptly mail or deliver payment for all Securities tendered in the Change of Control Offer.

    A Holder of Notes may tender or refrain from tendering all or any portion of his Notes at his discretion by completing the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" appearing on the reverse side of this Note. Any portion of Notes tendered must be in integral multiples of $1,000.

    (b) If the Company consummates any Asset Sale (as such term is defined in the Indenture) and as governed by Section 4.10(e) , the Company may be required to utilize a certain portion of the Net Proceeds received from such Asset Sale to offer to redeem Securities at par, plus accrued and unpaid interest, if any. Holders of Notes that are the subject of an offer to redeem will receive an offer to redeem from the Company prior to any related redemption date, and may elect to have such Notes redeemed by completing the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" appearing on the reverse side of this Note.

    A Holder of Notes may tender or refrain from tendering all or any portion of his Notes at his discretion by completing the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" appearing on the reverse side of this Note.

  7. Notice of Redemption. Subject to Sections 3.09, and 4.15 of the Indenture, relating to repurchases in connection with Asset Sales and Change of Control, notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

  8. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements, transfer documents and opinions and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

  9. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes.

  10. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented and any existing Default under, or compliance with any provision of, the Indenture may be waived with the written consent of the Holders of at least 60% in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for Securities). Without the consent any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to comply with Section 5.01 or 11.03 of the Indenture; or to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the rights under the Indenture of any Holder.

  11. Defaults and Remedies. An Event of Default is: default for 30 days in payment of interest on the Securities; default in payment of principal on the Securities; failure by the Company for 60 days after notice to it to comply with any of its other agreements in the Indenture, or the Securities or, in the case of failure of the Company to maintain its corporate existence, or to comply with the restrictions on restricted payments, incurrence of indebtedness, asset sales, changes of control or on consolidation, merger or transfer or sale of substantially all its assets, without such notice or passage of time; certain defaults under and acceleration prior to maturity of other indebtedness; certain final judgments which remain undischarged; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the holders of at least 60% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice would have no material adverse effect on the Securityholders. The Company must furnish an annual compliance certificate to the Trustee.

  12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

  13. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company, as such, shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

  14. Guarantees and Pledges. Payment of principal, premium (if any) and interest (including interest on overdue principal and overdue interest, if lawful) is unconditionally guaranteed by certain subsidiaries of the Company and is secured by liens on certain vessels.

  15. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

  16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

        PRESIDENT CASINOS, INC.
        802 North First Street
        St. Louis, Missouri 63102
        Attn: President


                                ASSIGNMENT FORM

  To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


------------------------------------------------------------------------------
                 (Insert assignee's Soc. Sec. Or Tax I.D. No.)

------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)


and irrevocably appoint
                        ------------------------------------------------------
to transfer this Note on the books of the Company. The agent may substitute another to act for him.


------------------------------------------------------------------------------

Date:
     ----------------
                                 Your Signature:
                                                ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the face of this
                                                 Note)

Signature Guarantee.

                      OPTION OF HOLDER TO ELECT PURCHASE

  If you receive notice of an offer to repurchase pursuant to the terms of the Indenture and if you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, check the appropriate box below:
                Section 4.10 (Asset Sales)              yes        no
                                                     ---        ---

                Section 4.15 (Change of Control)        yes        no
                                                     ---        ---

  If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or 4.15 of the Indenture, state the amount you elect to have purchased:

$
 ----------

Date:
     ----------------
                                 Your Signature:
                                                ------------------------------
                                                 (Sign exactly as your name
                                                 appears on the face of this
                                                 Note)

                                 Tax Identification No.:
                                                        ----------------------
Signature Guarantee.

                SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES<F2>

  The following exchanges of a part of this Global Note for Definitive Securities have been made:

Date of     Amount of         Amount of         Principal         Signature of
Exchange    decrease in       increase in       Amount of this    authorized
            Principal         Principal         Global Note       officer of
            Amount of this    Amount of this    following such    Trustee or
            Global Note       Global Note       decrease (or      Securities
                                                increase)         Custodian

------------------------------------------------------------------------------
-------------
[FN]
<F2>  This should be included only if the Security is issued in global form.

                                   EXHIBIT B

                           FORM OF NOTATION ON NOTE
                       RELATING TO SUBSIDIARY GUARANTEE

                             SUBSIDIARY GUARANTEE

  Each of the undersigned (hereinafter referred to as the "Subsidiary Guarantors," which term includes any successor or additional Subsidiary Guarantor under the Indenture (the "Indenture") referred to in the Security upon which this notation is endorsed), (i) has unconditionally guaranteed (a) the due and punctual payment of the principal of, premium (if any) with respect to and interest on the Securities, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and (if lawful) interest on the Securities, (c) the due and punctual performance of all other obligations of the Company to the holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of a Subsidiary Guarantor pursuant to this Subsidiary Guarantee shall be limited as provided in the next two paragraphs. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

  Subject to the next paragraph, each Subsidiary Guarantor's maximum liability pursuant to this Subsidiary Guarantee will be that amount from time to time equal to the aggregate liability of such Subsidiary Guarantor hereunder, but shall be limited to the least of (i) the aggregate amount of the obligations of the Company under the Securities and the Indenture or (ii) the amount, if any, which would not have (A) rendered such Subsidiary Guarantor "insolvent" (as such term is defined in the Federal Bankruptcy Code and in the Debtor and Creditor Law of the State of New York) or (B) left it with unreasonably small capital at the time its Subsidiary Guarantee of the Securities was entered into, after giving effect to the incurrence of existing Indebtedness immediately prior to such time; provided that, it shall be a presumption in any lawsuit or other proceeding in which such Subsidiary Guarantor is a party that the amount guaranteed pursuant to its Subsidiary Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of such Subsidiary Guarantor, otherwise proves in such a lawsuit that the aggregate liability of such Subsidiary Guarantor is limited to the amount set forth in clause (ii). In making any determination as to the solvency or sufficiency of capital of a Subsidiary Guarantor in accordance with previous sentence, the right of such Subsidiary Guarantor to contribution from other Subsidiary Guarantors and any other rights such Subsidiary Guarantor many have, contractual or otherwise, shall be taken into account.

  Notwithstanding anything herein to the contrary, the liability of The Connelly Group, L.P. under this Subsidiary Guarantee shall not exceed the amount owed from time to time by The Connelly Group, L.P. pursuant to the TCG Intercompany Notes given by The Connelly Group, L.P. to PRC Holdings Corporation.

  No stockholder, officer, director or incorporator, as such, past, present or future, of the Subsidiary Guarantors shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

  This Subsidiary Guarantee shall be binding upon the Subsidiary Guarantors and their successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

  This Subsidiary Guarantee is effective as of December 3, 1998.

            COMPANY:                PRESIDENT CASINOS, INC.


                                    By: /s/John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

            SUBSIDIARY              PRESIDENT RIVERBOAT CASINO-IOWA, INC.
            GUARANTORS:

                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRESIDENT RIVERBOAT CASINO-MISSOURI, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    THE PRESIDENT RIVERBOAT CASINO-
                                    MISSISSIPPI, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    TCG/BLACKHAWK, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    P.R.C.-LOUISIANA, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRESIDENT RIVERBOAT CASINO-NEW YORK, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRESIDENT CASINO NEW YORKER, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRC HOLDINGS CORPORATION


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRC MANAGEMENT, INC.

                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PRCX CORPORATION


                                    By: /s/ John S. Aylsworth
                                          ------------------------------------
                                          Name:
                                          Title:

                                    PRESIDENT RIVERBOAT CASINO-
                                    PHILADELPHIA, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    VEGAS VEGAS, INC.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    THE CONNELLY GROUP, L.P.


                                    By: /s/ John S. Aylsworth
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT C


CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF SECURITIES

Re:   12% SENIOR NOTES DUE 2001
      OF PRESIDENT CASINOS, INC.


  This Certificate relates to $           principal amount of Securities held
                               ----------
 in               book-entry or               definitive form by
    -------------               -------------

 ---------------- (the "Transferor").

The Transferor:

 --- has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

  --- has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

  In connection with such request and in respect of each such Security, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above-captioned Securities and as provided in Section 2.06 of such Indenture, the transfer of this Security does not require registration under the Securities Act (as defined below) because:

  --- Such Security is being acquired for the Transferor's own account (or the account of the Party for whom the Transferor acts as nominee), without transfer (in satisfaction of Section 2.06(a)(ii)(A) or Section 2.06(d)(i)(A) of the Indenture).

  --- Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A (in satisfaction of Section 2.06(a)(ii)(B), Section 2.06(b)(i) or Section 2.06(d)(i)(B) of the Indenture) or pursuant to an exemption from registration in accordance with Regulation S under the Securities Act (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06(d)(i)(B) of the Indenture).

  --- Such Security is being transferred in accordance with Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 2.06(a)(ii)(B) or Section 2.06(d)(i)(B) of the Indenture.).

  --- Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or Regulation S under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate (in satisfaction of Section 2.06(a)(ii)(C) or Section 2.06(d)(i)(C) of the Indenture).



                                    -------------------------------------
                                    [INSERT NAME OF TRANSFEROR]


                                    By:
                                       ---------------------------------------

Date:
     -------------------------------